                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

      VAN ECK VIP TRUST - VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 3

Van Eck VIP Trust

Van Eck VIP Unconstrained Emerging Markets Bond Fund

Van Eck VIP Unconstrained Emerging Markets Bond Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2013.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund and its benchmarks to the J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index.

The Initial Class shares of the Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) declined 9.17% for the twelve months ended December 30, 2013. The Fund underperformed its two benchmark indices, the J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index1 (representing local currency2) and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index3 (representing hard currency4), which fell 8.98% and 5.25%, respectively, for the same period.

Fund Review

From January 1, 2013 through April 30, 2013 (the “initial part of the reporting period”), the Fund was still operating as the Van Eck VIP Global Bond Fund. The Initial Class shares of the Fund advanced 0.51% during the initial part of the reporting period, substantially outperforming its benchmark index, the Citigroup World Government Bond Index5, which declined 1.74% (in U.S. dollar terms) for the same period. The largest driver of the Fund’s outperformance during the initial part of the reporting period was its lack of exposure to the Japanese bond market and to its currency, the yen.

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategy and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund. The Fund seeks high total return, income plus capital appreciation. From May 1, 2013 through December 31, 2013 (the “latter part of the reporting period”), the Initial Class shares of the Fund declined 9.63%. During the same period, the GBI-EM and the EMBI fell 11.89% and 5.81%, respectively.

At the portfolio level, underperformance during this period was driven by comparatively overweight positions in securities that had a high beta to asset class outflows, including Venezuela hard currency bonds, Philippines local currency bonds, and Brazil and Mexico local currency bonds. In this context, beta is the sensitivity of an asset’s return to the emerging markets fixed income market’s benchmark returns. The Fund’s biggest winners during the annual period were positions in Sri Lanka, Russia, Hungary and South Korea, where the Fund’s exposure was in local currency debt. Positions in Argentina, where the Fund’s exposure was in hard currency debt, and in the European periphery debt (Portugal and Greece), also boosted Fund results.

As noted above, the Fund’s major detractor from performance was exposure to Venezuelan sovereign debt and Mexico local currency debt, where significant positioning by foreign investors, combined with the countries’ high beta status, left it particularly vulnerable to outflows. The Fund’s positions in Brazil, the Philippines, Indonesia, Uruguay, Chile, Poland, Romania, Thailand, Nigeria and Malaysia, where the Fund’s exposure was in local currency debt, and its positions in Belarus and Ukraine, where the Fund’s exposure was in hard currency debt, also detracted from performance.

Our current portfolio reflects our view that the exit from the quantitative easing programs in the advanced economies – and especially in the U.S. – will be gradual and cautious, leaving room for idiosyncrasy and policy diversification in the emerging markets. Emerging markets debt has higher real yields and higher credit spreads than developed markets debt, with, in our opinion, superior fundamentals. We aim to earn outsized carry while we position to capture longer-term upside that should, over time, be generated by country fundamentals.

The countries where we see the best opportunities can generally be characterized as having strong balance sheets, high real interest rates, and stabilized technicals. All of them have been in our portfolio to a medium or large degree over time. In particular, we like exposure to higher-yielding local debt (longer-tenor real yields in excess of 3%) in selected European countries (Hungary, Romania, and Portugal). These economies should benefit from growth recovery/stabilization in the Eurozone, while exhibiting low inflation pressures. We also see upside in local debt in Israel (against the backdrop of extremely low foreign ownership, the improving fiscal balance and significant pre-financing of the 2014 issuance plan) and South Korea (with strong fiscal and current account balances, low government debt and low inflation pressures).

We believe that Brazilian local debt still looks attractive, offering competitive yields (relative to inflation of around 6%). This is a currency that has been among the weakest in the emerging markets, what we consider to be continued bearish positioning in the currency, an overall negative investor bias on Brazil, and the overly aggressive monetary policy stance currently priced in by the markets. We remain constructive on Mexico, where a reform program and leverage to U.S. growth give it upside potential, albeit we are somewhat concerned about positioning there. In hard currency debt, we have a bias toward accumulating lowly-correlated high-value bonds (both corporate and sovereign credits – including Argentina, Hungary, Mexico, Vietnam, Guatemala, Brazil, and Indonesia). As we transition to whatever new yield environment materializes, these bonds will likely act as defensive investments that can perform well during periods of risk aversion, especially if the U.S. dollar is rallying.

2

We should emphasize that “good fundamentals” aren’t simply a nice theoretical argument supporting the asset class. There are very practical implications of “good fundamentals” – both interest rates and currencies in the countries with the largest “twin deficits” (the fiscal and current account deficits combined) sold off the most during the recent risk-off episodes. Another way of describing high savings/strong balance sheet is that many of these governments have no acute need for money – they can afford to cancel auctions or to announce (limited) buybacks of their debt (as Brazil and Mexico have done lately). Good fundamentals, therefore, matter for practical reasons.

During the latter part of the reporting period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged its Mexican peso risk and its Brazilian real risk using these forwards, for short periods of time. The Fund also hedged the euro risk encumbered in other currency positions. The Fund also used foreign exchange forwards to go long the Peruvian new sol and Russian ruble briefly (not as hedges). The Fund did not use any other type of derivatives during the period. Derivatives detracted from the Fund’s performance, accounting for nearly 7% of the Fund’s losses during the year. Despite the losses, derivatives serve as a useful tool to reduce the Fund’s foreign exchange risk.

Outlook

We see a combination of headwinds and tailwinds for emerging markets debt in the coming months, primarily due to the risk of higher U.S. interest rates and a stronger U.S. dollar, resulting from the Fed’s tapering of bond purchases.

Starting with the headwinds: we will simply say that higher U.S. rates pressured emerging markets debt last time around, and, thus, it is reasonable to expect a repetition, assuming interest rates rise. We also believe that front-end rates (the 2-year) are especially important to watch, as they are a closer reflection of actual interest rate policy, whereas the 10-year sector reflects many more factors. The U.S. curve is near record steepness from 2-years to 10-years, and our interpretation of this current situation is that it means greater upside for short-term rates than downside. It was the rise in short-term rates that triggered the general risk-off in May/June when the Fed initiated its taper talk.

In addition, a large number of countries that, to many, constitute “emerging markets” – Brazil, Turkey, India, South Africa and Russia – may face problems, limiting flows into the asset class. This may eventually create opportunities as the asset class is incorrectly treated as a monolith, rather than as a collection of idiosyncratic markets. But that is a point to make after it has happened, not now. Brazil looks set for downgrades from rating agencies, and an upcoming Supreme Court decision on depositor claims against banks from an earlier deposit seizure could catalyze concerns. Turkey’s interest rates and reserves are too low, and the country’s Prime Minister seems to push conflicts to the brink rather than resolve them. In our opinion, India’s fiscal deficit is too large and intractable, despite the success of one-off measures to reduce the current account deficit. Russia’s and South Africa’s interest rates appear too low to us, and, in our opinion, South Africa’s reserves are too low. Our response remains to not own these assets when they seem vulnerable, rather than trashing “emerging markets”. But the market often treats the asset class as a monolith.

Finally, there’s a risk of declining commodity prices in the event of a strong U.S. dollar and a China that is rebalancing its economy toward domestic demand. China has been a marginal price setter for many commodities, and emerging markets debt generally has more commodity exporters than importers.

The tailwinds, on the other hand, are pretty significant. Most important, low debts and deficits are meaningful. During the “taper tantrum” of last year, for example, many emerging markets countries were able to cancel debt auctions as the market demanded higher yields, simply because there was no acute need for financing.

Related to this, the market severely punished countries with large current account deficits, which a number of countries addressed directly. Brazil and Indonesia have hiked interest rates significantly, and allowed their currencies to weaken, rather than wasting reserves defending a level for their currency. This is orthodox policy and directly addresses the market’s worry over current account deficits, regardless of whether these deficits were a serious cause for worry or not.

Finally, emerging markets bonds continue to pay higher real interest rates than developed markets bonds, despite the superior fundamentals of emerging markets’ economies. Through our ongoing research, we believe that emerging markets bonds seem to offer superior risk/return to developed markets bonds.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus for information on these and other risk considerations.

3

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

We thoroughly appreciate your participation in the Van Eck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Eric Fine Portfolio Manager	Carlos Nogueira Assistant Portfolio Manager	David Austerweil Assistant Portfolio Manager

January 22, 2014

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.
[2]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.
[3]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.
[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
[5]	The Citigroup World Government Bond Index (CGWGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Geographical Weightings*

(unaudited)

As of December 31, 2013. Portfolio subject to change.

*	Percentage of net assets.
4

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Fund Initial Class	GBI-EM	CGWGBI
One Year	(9.17)%	(8.98)%	(4.00)%
Five Year	3.13%	8.06%	2.28%
Ten Year	4.10%	9.52%	4.15%

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund and its benchmark to the J.P. Morgan Government Bond — Emerging Markets Global Diversified (GBI-EM) Index.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Inception date for the Van Eck VIP Unconstrained Emerging Markets Bond Fund was 9/1/89 (Initial Class).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond (CGWGBI) Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

5

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Unconstrained Emerging Markets Bond Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* July 1, 2013– December 31, 2013
Initial Class	Actual	$1,000.00	$1,036.20	$5.65
	Hypothetical**	$1,000.00	$1,019.66	$5.60
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013), of 1.10% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

SCHEDULE OF INVESTMENTS

December 31, 2013

Principal Amount			Value

CORPORATE BONDS: 44.0%

Argentina: 6.0%
USD	256,960	Aeropuertos Argentinia 2000 10.75%, 12/22/15 (c) Reg S	$260,814
		Empresa Distribuidora Y Comercializadora Norte
	42,000	9.75%, 10/25/18 (c) Reg S	28,875
	42,000	10.50%, 02/10/14 (c)	28,875
		IRSA Inversiones y Representaciones S.A.
	19,000	8.50%, 01/14/14 (c) Reg S	19,143
	566,000	11.50%, 07/20/20 Reg S	601,098
		YPF S.A.
	1,000,000	7.74%, 08/15/18 (a) (f) Reg S	1,054,000
	389,000	8.88%, 12/19/18 144A	405,533
			2,398,338

Brazil: 3.9%
BRL	2,500,000	Cia Energetica de Sao Paulo 6.01%, 01/15/15 (a) Reg S TIPS	1,568,590

Cayman Islands: 4.0%
USD	403,000	Bantrab Senior Trust 9.00%, 11/14/20 144A	403,252
	1,278,000	Marfrig Overseas Ltd. 9.50%, 05/04/15 (c) Reg S	1,201,320
			1,604,572

Colombia: 4.5%
COP	1,500,000,000	Emgesa S.A. ESP 8.75%, 01/25/21 Reg S	826,010
	1,800,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	972,746
			1,798,756

Hungary: 2.8%
		Nitrogenmuvek Zrt
USD	1,000,000	7.88%, 05/21/17 (c) 144A	940,000
	200,000	7.88%, 05/21/17 (a) (c) Reg S	188,000
			1,128,000

Mexico: 10.1%
	120,000	Corp GEO S.A.B. de C.V. 9.25%, 06/30/15 (c) Reg S ®	18,000
MXN	15,630,000	Grupo Televisa S.A.B. 7.25%, 05/14/43	975,333
	23,500,000	Petroleos Mexicanos 7.65%, 11/24/21 Reg S	1,855,696
USD	1,150,000	Servicios Corporativos Javer S.A.P.I. de C.V. 9.88%, 04/06/16 (c) Reg S	1,173,000
			4,022,029

Singapore: 3.1%
	410,000	Bakrie Telecom Pte Ltd. 11.50%, 02/07/14 (c) Reg S ®	66,625
	660,000	Bumi Capital Pte. Ltd. 12.00%, 02/07/14 (c) Reg S	452,100
	1,050,000	Bumi Investment Pte. Ltd. 10.75%, 10/06/14 (c) Reg S	721,875
			1,240,600
Principal Amount			Value

South Korea: 1.4%
		Export-Import Bank of Korea
IDR	4,500,000,000	6.00%, 08/12/14	$356,580
	2,290,000,000	8.30%, 03/15/14 Reg S	187,227
			543,807

Sri Lanka: 1.0%
USD	400,000	Bank of Ceylon 5.33%, 04/16/18 Reg S	384,000

Venezuela: 4.6%
	3,389,000	Petroleos de Venezuela S.A. 6.00%, 11/15/26 Reg S	1,813,115

Vietnam: 2.6%
		Vingroup JSC
	336,000	11.63%, 11/07/16 (c) Reg S	357,000
	634,000	11.63%, 11/07/16 (c) 144A	673,625
			1,030,625

Total Corporate Bonds (Cost: $18,108,565)			17,532,432

FOREIGN GOVERNMENT OBLIGATIONS: 52.6%

Argentina: 8.6%
	1,350,000	Argentina Boden Bonds 7.00%, 10/03/15	1,326,900
	1,598,000	Provincia de Cordoba, Argentina 12.38%, 08/17/17 Reg S	1,504,117
	514,150	Provincia de Neuquen, Argentina 7.88%, 04/26/21 Reg S	519,291
	94,148	Provincia de Salta, Argentina 9.50%, 03/16/22 Reg S	91,318
			3,441,626

Brazil: 7.3%
		Nota do Tesouro Nacional, Series F
BRL	1,862,000	10.00%, 01/01/15	785,893
	5,300,000	10.00%, 01/01/17	2,129,253
			2,915,146

Chile: 4.9%
		Bonos de la Tesoreria de la Republica de Chile
CLP	400,000,000	6.00%, 01/01/18	793,380
	580,000,000	6.00%, 01/01/20	1,161,991
			1,955,371

Hungary: 8.0%
HUF	670,000,000	Hungarian Government Bonds 6.00%, 11/24/23	3,189,319

Israel: 4.9%
ILS	6,434,000	Israel Government Bonds 4.25%, 03/31/23	1,942,547

Mexico: 0.4%
MXN	2,000,000	Mexican Government International Bonds 7.75%, 05/29/31	160,669

See Notes to Financial Statements

7

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Principal Amount			Value

Nigeria: 2.9%
		Nigerian Treasury Bills
NGN	56,406,000	12.43%, 01/23/14 ^	$350,218
	71,000,000	12.66%, 01/16/14 ^	441,558
	58,800,000	13.54%, 02/06/14 ^	365,329
			1,157,105

Portugal: 4.8%
EUR	1,903,000	Portugal Obrigacoes do Tesouro OT 4.10%, 04/15/37 Reg S	1,917,522

South Korea: 4.8%
		Korea Treasury Bonds
KRW	1,619,020,000	3.00%, 12/10/16	1,541,262
	381,170,000	3.38%, 09/10/23	355,699
			1,896,961

Sri Lanka: 5.6%
LKR	304,000,000	Sri Lankan Government Bonds 8.50%, 04/01/18	2,253,121

Supranational: 0.4%
IDR	1,960,000,000	Inter-American Development Bank 6.50%, 06/04/14	156,374

Total Foreign Government Obligations (Cost: $20,661,301)			20,985,761

Total Investments: 96.6% (Cost: $38,769,866)			38,518,193
Other assets less liabilities: 3.4%			1,338,322
NET ASSETS: 100.0%			$39,856,515

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli New Shekel
KRW	— Korean Won
LKR	— Sri Lankan Rupee
MXN	— Mexican Peso
NGN	— Nigerian Naira
USD	— United States Dollar

(a)	All or a portion of these securities are segregated for forward foreign currency contracts. Total value of the securities segregated is $2,810,590.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,422,410, or 6.1% of net assets.
TIPS	Treasury Inflation Protected Securities
®	Security in default

As of December 31, 2013, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Unrealized Appreciation
State Street Bank And Trust Company	PEN 2,868,494	USD 1,026,736	1/13/2014	$2,836
State Street Bank And Trust Company	USD 1,021,543	PEN 2,868,494	1/13/2014	2,356
Net unrealized appreciation on forward foreign currency contracts				$5,192

PEN — Peruvian Nuevo Sol
USD — United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	2.9%	$1,128,000
Communications	2.7	1,041,958
Consumer, Cyclical	3.1	1,173,000
Consumer, Non-cyclical	3.1	1,201,320
Energy	16.4	6,302,319
Financial	7.7	2,981,925
Government	54.5	20,985,761
Industrial	0.7	278,814
Utilities	8.9	3,425,096
	100.0%	$38,518,193

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2013

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$17,532,432	$—	$17,532,432
Foreign Government Obligations*	—	20,985,761	—	20,985,761
Total	$—	$38,518,193	$—	$38,518,193
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$5,192	$—	$5,192

*	See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

9

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value (Cost $38,769,866)	$38,518,193
Cash	105,921
Cash denominated in foreign currency, at value (Cost $1,011,311)	1,010,213
Receivables:
Shares of beneficial interest sold	224,258
Due from Adviser	4,983
Dividends and interest	948,097
Foreign tax reclaim	19,203
Unrealized appreciation on forward foreign currency contracts	5,192
Total assets	40,836,060

Liabilities:
Payables:
Investments purchased	674,991
Shares of beneficial interest redeemed	29,301
Deferred Trustee fees	12,352
Line of credit	140,498
Accrued expenses	122,403
Total liabilities	979,545
NET ASSETS	$39,856,515
Shares of beneficial interest outstanding	3,759,790
Net asset value, redemption and offering price per share	$10.60

Net Assets consist of:
Aggregate paid in capital	$34,491,180
Net unrealized depreciation	(254,063)
Undistributed net investment income	2,150,079
Accumulated net realized gain	3,469,319
$39,856,515

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Income:
Dividends		$433
Interest (net of foreign taxes withheld of $21,651)		2,781,482
Total income		2,781,915

Expenses:
Management fees	$466,733
Transfer agent fees	26,652
Custodian fees	58,196
Professional fees	64,227
Reports to shareholders	38,988
Insurance	1,542
Trustees’ fees and expenses	4,794
Interest	3,395
Total expenses	664,527
Waiver of management fees	(151,469)
Net expenses		513,058
Net investment income		2,268,857

Net realized gain (loss) on:
Investments		3,679,797
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(312,081)
Net realized gain		3,367,716

Net change in unrealized appreciation (depreciation) on:
Investments		(10,300,973)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(13,887)
Net change in unrealized appreciation (depreciation)		(10,314,860)
Net Decrease in Net Assets Resulting from Operations		$(4,678,287)

See Notes to Financial Statements

11

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income	$2,268,857	$1,159,662
Net realized gain (loss)	3,367,716	(33,387)
Net change in unrealized appreciation (depreciation)	(10,314,860)	1,860,854
Net increase (decrease) in net assets resulting from operations	(4,678,287)	2,987,129

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(1,121,981)	(945,039)
Class R1 Shares	—	(277,296)
	(1,121,981)	(1,222,335)

Net realized gains
Initial Class Shares	(9,085)	(596,101)
Class R1 Shares	—	(174,910)
	(9,085)	(771,011)
Total dividends and distributions	(1,131,066)	(1,993,346)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	7,097,510	13,344,381
Class R1 Shares	—	210,896
	7,097,510	13,555,277

Transfer of shares due to conversion (a)
Initial Class Shares	—	11,955,539
Class R1 Shares	—	(11,955,539)
	—	—

Reinvestment of dividends and distributions
Initial Class Shares	1,131,066	1,541,140
Class R1 Shares	—	452,206
	1,131,066	1,993,346

Cost of shares redeemed
Initial Class Shares	(17,092,122)	(17,304,779)
Class R1 Shares	—	(1,313,508)
Redemption fees	—	338
	(17,092,122)	(18,617,949)
Net decrease in net assets resulting from share transactions	(8,863,546)	(3,069,326)
Total decrease in net assets	(14,672,899)	(2,075,543)

Net Assets:
Beginning of year	54,529,414	56,604,957
End of year (including undistributed net investment income of $2,150,079 and $1,104,990, respectively)	$39,856,515	$54,529,414

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	648,683	1,153,175
Shares transferred (a)	—	1,033,322
Shares reinvested	97,338	134,129
Shares redeemed	(1,561,786)	(1,490,971)
Net increase (decrease)	(815,765)	829,655

Class R1 Shares:
Shares sold	—	18,570
Shares transferred (a)	—	(1,033,322)
Shares reinvested	—	39,356
Shares redeemed	—	(113,789)
Net decrease	—	(1,089,185)

(a)	At the close of business on April 30, 2012, the Fund closed Class R1 Shares and all outstanding Class R1 shares were converted to Initial Class Shares.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$11.92	$11.71	$12.03	$11.75		$11.52
Income from investment operations:
Net investment income	0.60	0.24	0.27	0.31		0.34
Net realized and unrealized gain (loss) on investments	(1.67)	0.39	0.62	(0.02)		0.30
Total from investment operations	(1.07)	0.63	0.89	0.29		0.64
Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.96)	(0.42)		(0.41)
Net realized gains	— (b)	(0.16)	(0.25)	—		—
Total dividends and distributions	(0.25)	(0.42)	(1.21)	(0.42)		(0.41)
Settlement payments from unaffiliated third parties	—	—	—	0.41	(c)	—
Redemption fees	—	— (b)	— (b)	—	(b)	— (b)
Net asset value, end of year	$10.60	$11.92	$11.71	$12.03		$11.75
Total return (a)	(9.17)%	5.55%	8.14%	6.20	%(c)	5.98%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$39,857	$54,529	$43,854	$35,688		$33,757
Ratio of gross expenses to average net assets	1.43%	1.18%	1.22%	1.30%		1.31%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income to average net assets	4.87%	2.10%	2.33%	2.60%		2.95%
Portfolio turnover rate	483%	0%	23%	35%		0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares total return.

See Notes to Financial Statements

13

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Unconstrained Emerging Markets Bond Fund, previously known as the Van Eck VIP Global Bond Fund (the “Fund”), is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. Effective May 1, 2013, the Fund implemented changes to its principal strategy. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
14

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for five months during the year ended December 31, 2013 with an average unrealized depreciation of $30,138. Forward foreign currency contracts held at December 31, 2013 are reflected in the Schedule of Investments.

At December 31, 2013, the Fund held the following derivative instruments:

Asset Derivatives

Foreign Currency Risk

Forward foreign currency contracts[1]	$5,192

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2013, were as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts[1]	$(317,426)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[2]	$5,192

[1]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
15

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative contracts. Collateral, if any, held at December 31, 2013 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to a master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2013. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Forward foreign currency contracts	$5,192	$—	$5,192	$(5,192)	$—

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Statement of Changes in Net Assets and Financial Highlights.

Prior to the closing of Class R1 Shares on April 30, 2012, income, expenses (excluding class-specific expenses), realized and unrealized gains/losses were allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses were charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2014, to waive management fees and/or assume expenses, excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses, exceeding 1.10% of the Fund’s average daily net assets, for Initial Class Shares. For the year ended December 31, 2013, the Adviser waived management fees in the amount of $151,469. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $197,437,752 and $205,924,741, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2013 was $38,801,154 and net unrealized depreciation aggregated $282,961 of which $806,007 related to appreciated securities and $1,088,968 related to depreciated securities.

At December 31, 2013, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$2,177,587
Undistributed long-term capital gains	3,483,981
Other temporary difference	(12,351)
Unrealized depreciation	(283,882)
Total	$5,365,335
16

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$1,131,066	$1,224,715
Long-term capital gains	—	768,631
Total	$1,131,066	$1,993,346

During the year ended December 31, 2013, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $101,787, and increased accumulated net realized gain on investments by $101,787. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and tax treatment of gain/(loss) on debt instruments denominated in foreign currency.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2012), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2013, the aggregate shareholder accounts of four insurance companies own approximately 53%, 26%, 9%, and 5% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2013, the average daily loan balance during the 103 day period for which a loan was outstanding amounted to $872,086 and the average interest rate was 1.36%. At December 31, 2013, the Fund had an outstanding loan balance of $140,498 under the Facility.

17

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2013, the Fund had no securities lending activity.

Note 10—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 of the Fund’s financial statements.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.555 per share from net investment income and a distribution of $0.887 per share from long-term capital gains were declared and paid on January 31, 2014 to shareholders of record of the Initial Class Shares as of January 30, 2014 with a reinvestment date of January 31, 2014.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and

Shareholders of Van Eck VIP Unconstrained Emerging Markets Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Unconstrained Emerging Markets Bond Fund (formerly, Van Eck VIP Global Bond Fund) (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Unconstrained Emerging Markets Bond Fund (formerly, Van Eck VIP Global Bond Fund) (one of the series constituting Van Eck VIP Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2014

19

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held With Trust Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years
Independent Trustees
Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	13	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Foods and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
20

Officer’s Name, Address(1) and Age	Position(s) Held With Trust	Term Of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (Since 2008); Manager (Portfolio Administration) of the VEAC (September 2005-October 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 58	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (Since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013-September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (Since 1997); Director of the Adviser, VESC and VEAC (Since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (Since July 1993); Executive Vice President of VEAC (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
21

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653
VIPUEMBAR
vaneck.com

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the Registrant with fiscal years ended December
     31, 2013 and December 31, 2012, were $110,700 and $108,000, respectively.

(b)  Audit-Related Fees. Ernst & Young billed audit-related fees of $5,000 and $0 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $16,400 and $16,400, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP UNCONSTRAINED EMERGING MARKETS FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     -------------